UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2026

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7550 WISCONSIN AVE, SUITE 900, BETHESDA, MD 20814

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (202) 774-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE*

* On October 26, 2026, the New York Stock Exchange filed a Form 25-NSE with the Securities and Exchange Commission to delist Elme Communities’ shares of beneficial interest from the New York Stock Exchange, which delisting will become effective 10 calendar days after such filing. Elme Communities’ shares of beneficial interest began trading over-the-counter under the symbol “ELMES” on October 26, 2026.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on January 22, 2026, Elme Communities (the “Company” or “Elme”) entered into retention agreements (the “Retention Agreements”) with each of Paul McDermott, Tiffany Butcher and W. Drew Hammond (the “Officers”), which agreements were intended to support the operations of the Company during the implementation of the Plan of Sale and Liquidation approved by the Board of Trustees of the Company (the “Board”) on July 30, 2025 and by the shareholders of the Company on October 30, 2025 (the “Plan of Sale and Liquidation”), and to provide the Company with additional flexibility in retaining the services of the Officers as needed throughout the process. On October 28, 2026, in connection with the winding-up of the affairs of the Company and its expected dissolution on November 6, 2026, the Board approved the termination of the Retention Agreements for each of Paul McDermott, Tiffany Butcher and W. Drew Hammond, effective as of November 6, 2026. Messrs. McDermott and Hammond and Ms. Butcher will receive $5,062,631, $1,029,484 and $1,661,939, respectively, as set forth in their respective Retention Agreements, as a cash lump sum. The Company also expects that, following the transfer of all of the Company’s remaining assets and liabilities to a Maryland common law trust (the “Liquidating Trust”) and dissolution of the Company, the Liquidating Trust will enter into individual consulting agreements with each of Mr. Hammond and Ms. Butcher to assist the trustee of the Liquidating Trust with the discharge of the Company’s remaining liabilities on a part-time, as-needed basis.

Item 8.01 Other Events.

On October 26, 2026, the New York Stock Exchange (the “NYSE”) filed a Form 25-NSE, or Notification of Removal from Listing, with the Securities and Exchange Commission (the “SEC”) relating to the delisting of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”). The Common Shares commenced trading over-the-counter (“OTC”) on October 26, 2026 under the symbol “ELMES”. As previously disclosed, the Company expects that its share transfer books will close at the close of business (Eastern Time) on November 5, 2026.

Forward-Looking and Cautionary Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Additional factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to: the timing and effect of the delisting of the Common Shares from the NYSE, the cessation of trading of the Common Shares, and the closing of the Common Share transfer books; whether a market for the Common Shares OTC continues and/or shareholders will be able to trade the Common Shares until Elme’s transfer books are closed and/or Elme is dissolved; the market value for the Common Shares traded OTC; Elme’s ability to transfer its remaining assets and liabilities to the Liquidating Trust and terminate its existence by voluntary dissolution on the terms and timeline anticipated; changes in the amount and timing of the additional liquidating distributions, including from the Liquidating Trust, as a result of known liabilities or contingent costs or expenses that may be higher than anticipated liabilities, costs or expenses, or unknown liabilities, costs or expenses that arise in the future which Elme cannot reasonably estimate at this time; the possibility, mechanics and timing of converting to a liquidating trust or other liquidating entity; the ability of the Board to terminate the Plan of Sale and Liquidation; potential difficulties in running the Company with a small number of employees until the transfer of the Company’s remaining assets and liabilities to the Liquidating Trust; the outcome of legal proceedings that may be instituted against Elme, its trustees and others, including those related to the sale of 19 multifamily assets to an affiliate of Cortland Partners, LLC, and other completed sales and the Plan of Sale and Liquidation; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Plan of Sale and Liquidation; whether or not the sale of one or more of Elme’s properties may be considered a prohibited transaction under the Internal Revenue Code of 1986, as amended; Elme’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; the occurrence of any event, change or other circumstances that could give rise to the termination of the Plan of Sale and Liquidation; general economic and market developments and conditions; and volatility and uncertainty in the financial markets.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s businesses in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC. Copies of the documents filed by the Company with the SEC are available free of charge through the website maintained by the SEC at http://www.sec.gov, and are also available, free of charge, on the Company’s website at www.elmecommunities.com. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company undertakes no obligation to update its forward-looking statements or risk factors to reflect new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES

November 2, 2026	By:	/s/ W. Drew Hammond
W. Drew Hammond
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer